Stock Based Compensation	12 Months Ended
Dec. 31, 2014
Stock Based Compensation [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Stock-Based Compensation
Description of the Plan
Prior to the spinoff, employees of TimkenSteel were eligible to participate in The Timken Company Long-Term Incentive Plan (Timken LTIP Plan) and The Timken Company 2011 Long-Term Incentive Plan (Timken 2011 Plan) and were eligible to receive Timken stock-based awards including stock options, restricted share awards and performance-based restricted share units. Effective June 30, 2014, TimkenSteel employees and non-employee directors began participating in the TimkenSteel Corporation 2014 Equity and Incentive Compensation Plan (TimkenSteel 2014 Plan).
The TimkenSteel 2014 Plan authorizes the Compensation Committee of the TimkenSteel Board of Directors to grant non-qualified or incentive stock options, stock appreciation rights, stock awards (including restricted shares, restricted share unit awards, performance shares, performance units, deferred shares and common shares) and cash awards to TimkenSteel employees and non-employee directors. No more than 6.75 million TimkenSteel common shares may be delivered under the TimkenSteel 2014 Plan. The TimkenSteel 2014 Plan contains fungible share counting mechanics, which generally means that awards other than stock options and stock appreciation rights will be counted against the aggregate share limit as 2.46 common shares for every one common share that is actually issued or transferred under such awards. This means, for example, that if all awards made under the TimkenSteel 2014 Plan consisted of restricted stock awards, only approximately 2.7 million common shares could be issued in settlement of such awards with the 6.75 million common shares authorized by the TimkenSteel 2014 Plan. The TimkenSteel 2014 Plan authorized up to 3.0 million common shares for use in granting “replacement awards” to current holders of Timken equity awards under Timken’s equity compensation plans at the time of the spinoff. As of December 31, 2014, approximately 4.1 million shares of TimkenSteel common stock remained available for grants under the TimkenSteel 2014 Plan.
In connection with the spinoff, stock compensation awards granted under the Timken LTIP Plan and the Timken 2011 Plan were adjusted as follows:

•	Vested and unvested stock options were adjusted so that the grantee holds options to purchase both Timken and TimkenSteel common shares.

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The adjustment to the Timken and TimkenSteel stock options, when combined, were intended to generally preserve the intrinsic value of each original option grant and the ratio of the exercise price to the fair market value of Timken common shares on June 30, 2014.

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Unvested restricted stock awards were replaced with adjusted, substitute awards for restricted shares or units, as applicable, of Timken and TimkenSteel common shares. The new awards of restricted stock were intended to generally preserve the intrinsic value of the original award determined as of June 30, 2014.

•	Vesting periods of awards were unaffected by the adjustment and substitution.

Awards granted in connection with the adjustment of awards originally issued under the Timken LTIP Plan and the Timken 2011 Plan are referred to as replacement awards under the TimkenSteel 2014 Plan and, as noted above, reduce the maximum number of TimkenSteel common shares available for delivery under the TimkenSteel 2014 Plan. TimkenSteel records compensation expense for both TimkenSteel and Timken common shares for awards held by TimkenSteel employees only.
The following table provides the significant assumptions used to calculate the grant date fair market values of options granted using a Black-Scholes option pricing method:

	2014 Subsequent to Spinoff	2014 Prior to Spinoff	2013	2012
Weighted-average fair value per option	$18.43	$23.17	$21.17	$20.16
Risk-free interest rate	1.78%	1.80%	1.09%	1.15%
Dividend yield	1.22%	1.75%	2.29%	1.94%
Expected stock volatility	47.00%	50.35%	50.66%	50.00%
Expected life - years	6	6	6	6

The expected life of stock option awards granted is based on historical data and represents the period of time that options granted are expected to be held prior to exercise. In the absence of adequate stock price history of TimkenSteel common stock, expected volatility related to stock option awards granted subsequent to the spinoff is based on the historical volatility of a selected group of peer companies’ stock. Prior to the spin, volatility was calculated using the historical volatility of Timken stock. Expected annual dividends per share are estimated using the most recent dividend payment per share as of the grant date. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

The following summarizes TimkenSteel stock option activity from June 30, 2014 to December 31, 2014:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (millions)
Outstanding as of June 30, 2014	1,859,312	$26.31
Granted	10,620	$46.08
Exercised	(330,033)	$18.13
Canceled, forfeited or expired	(18,847)	$32.54
Outstanding as of December 31, 2014	1,521,052	$28.15	6.43	$13.60
Options expected to vest	637,623	$33.26	8.11	$2.50
Options exercisable	801,327	$23.59	4.80	$10.80
Stock options presented in this table represent TimkenSteel awards only, including those held by Timken employees.
The total intrinsic value of stock options exercised during the period from June 30, 2014 to December 31, 2014 was $9.7 million. Cash proceeds from the exercise of stock options were $5.8 million. The tax benefit from stock option exercises was $0.3 million.
The following summarizes TimkenSteel stock-settled restricted share award activity from June 30, 2014 to December 31, 2014:

	Number of Shares	Weighted Average Grant Date Fair Value
Outstanding as of June 30, 2014	342,080	$31.94
Granted	34,370	$37.98
Vested	(16,429)	$44.35
Canceled or expired	(67,763)	$31.54
Outstanding as of December 31, 2014	292,258	$32.04
Restricted share awards presented in this table represent TimkenSteel awards only, including those held by Timken employees.
The adjustment of the stock compensation awards occurred in conjunction with the distribution of TimkenSteel common shares to Timken shareholders in the June 30, 2014 after-market distribution. Outstanding restricted share awards include restricted shares, restricted shares units, performance-based restricted shares and deferred shares that will settle in common shares. Outstanding restricted shares and restricted share units generally cliff-vest after three years or vest in 25% increments annually beginning on the first anniversary of the date of grant. Performance-based restricted shares vest based on achievement of specified performance objectives.
TimkenSteel recognized stock-based compensation expense of $6.0 million ($3.8 million after tax), $2.8 million ($1.8 million after tax) and $2.6 million ($1.6 million after tax) for the years ended December 31, 2014, 2013 and 2012, respectively, related to stock option awards and stock-settled restricted share awards. 2014 compensation expense includes the recognition of $0.3 million of incremental compensation expense in the second quarter of 2014 resulting from the adjustment and substitution of stock-settled awards.
As of December 31, 2014, unrecognized compensation cost related to stock option awards and stock-settled restricted shares was $11.2 million, which is expected to be recognized over a weighted average period of 1.5 years. The calculations of unamortized expense and weighted-average periods include awards based on both TimkenSteel and Timken stock awards held by TimkenSteel employees.
Certain restricted stock units, including performance-based restricted stock units, are settled in cash and were adjusted and substituted as described above. TimkenSteel accrued $5.3 million and $1.5 million as of December 31, 2014 and 2013, respectively, which was included in salaries, wages and benefits, and other non-current liabilities on the Consolidated Balance Sheets.